Exhibit 10.22


                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement ("Agreement") is made as of December 20, 1996 between HIRSCH INTERNATIONAL CORP., a Delaware corporation (the "Company"), and JIMMY L. YATES, residing at 3801 Hollow Creek Road, Fort Worth, Texas 76116 (the "Holder").

                                    RECITALS

     WHEREAS, the Holder has simultaneously herewith acquired One Hundred Thirty-one Thousand Five Hundred Seven (131,507) shares (collectively, the "Shares") of Common Stock (the "Common Stock") of the Company pursuant to a certain Stock Purchase Agreement of even date herewith between the Company and the Holder; and

     WHEREAS, the Company has agreed to register the Shares on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein set forth, it is hereby agreed between the Company and the Holder as follows:

                                    ARTICLE I
                               REGISTRATION RIGHTS

     Section 1.1. Form S-3 and Form S-1 Registration Rights. On or before June 30, 1997, the Company shall file a registration statement on Form S-3 to permit resale of the Registrable Securities of the Holder during the period of effectiveness of such Form S-3 registration statement; provided, however, that in the event that at the time of filing of such registration statement, the Company is not eligible for use of Form S-3, then the Company shall file a registration statement on Form S-1 rather than Form S-3. Any such registration on Form S-3 or Form S-1 shall be subject to the following:

     (a) The Company shall take all steps reasonably necessary to cause the registration on Form S-3 or Form S-1 to become effective, and to remain effective until December 20, 1997, or until all Shares have been distributed by the Holder whichever first occurs. Holder shall promptly notify the Company at such time as all of the Shares have been distributed.

     (b) The Company shall not be required to effect more than one (1) registration on either Form S-3 or Form S-1 pursuant to this Section 1.2;

     (c) The Company shall not be required to prepare or effect any registration pursuant to this Section 1.2 unless the Registrable Securities to be sold by the Holder represents all of the total Registrable Securities;


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     (d) The  Company  may  include  in such  Form S-3 or Form S-1  registration statements securities of other selling security holders, without limitation, and securities offered for its own account;

     ...provided, however, any such inclusion shall not require the Holder to immediately sell his Registrable Securities or to participate in any underwriting, it being contemplated that the Holder may not immediately sell
Registrable  Securities  at the  time of  registration  but  instead  will  sell
Registrable Securities from time to time thereafter (i) on the NASDAQ National Market, (ii) otherwise than on the NASDAQ National Market at market prices prevailing at the time of sale or at negotiated prices, or (iii) by a combination of the foregoing methods; and

     (e) The Company hereby undertakes to use its best effort to meet the criteria for use of Form S-3 at the earliest possible date and to continue to qualify for such use until December 20, 1998.

     Section 1.2. Expense of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Article I shall be borne by the Company. All Selling Expenses relating to Registrable Securities by the Holder or other holders shall be borne by the holders of such securities pro rata on the basis of the number of shares so registered and to be sold by each.

     Section 1.3. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Article I, the Company will keep the Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

     (a) Keep such registration, qualification or compliance effective until December 20, 1997 or until the Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs.

     (b) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request, but only during the period that the Company would be required to keep the registration effective.

     (c) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.


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     (d) Use its best efforts to register and qualify the securities  covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     (e) Notify the Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     Section 1.4. Indemnification. (a) The Company will indemnify the Holder with respect to which registration, qualification or compliance has been effected pursuant to this Article I, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will pay to such Holder, each such underwriter and each person who controls any such underwriter, as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

     (b) The Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such holder, each of its officers, directors or partners and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) including any of the foregoing incurred in settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a

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material fact  contained in any such  registration  statement,  prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Holder of any rule or regulation promulgated under the Securities Act applicable solely to the Holder (which is not otherwise applicable to or violated by the Company) and relating to action or inaction required solely of the Holder (and not relating to or required of the Company) in connection with such registration, qualification or compliance, and will pay to the Company, such holders, such directors, officers, partners, persons, underwriters or control persons, as incurred, any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document or any amendment or supplement thereto in reliance upon and in conformity with written information which shall have been furnished to the Company by such Holder; provided, however, that the obligations of such Holder hereunder shall be limited to an amount equal to the net proceeds to such Holder of Registrable Securities sold as contemplated herein.

     (c) Each party entitled to indemnification under this Section 1.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article I unless such failure resulted in actual detriment to the Indemnifying Party. Notwithstanding the above, however, if representation of one or more Indemnified Parties by the counsel retained by the Indemnifying Party would be inappropriate due to actual conflicting interests between such Indemnified Parties (the "Conflicting Indemnified Parties") and any other party represented by such counsel in such proceeding, then such Conflicting Indemnified Parties shall have the right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the Indemnifying Party. No Indemnifying Party, (i) in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, or (ii) shall be liable for amounts paid in any settlement if such settlement is effected without the consent of the Indemnifying Party.

     Section 1.5. Information by Holder. The Holder of Registrable Securities included in any registration shall furnish to the Company such information on the distribution proposed by such

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Holder as the  Company  may  reasonably  request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Article I.

     Section 1.6. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

     (a) Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act at all times after the date hereof.

     (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time it is subject to such reporting requirements).

     (c) So long as the Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public) and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements) and a copy of the most recent annual or quarterly report of the Company.

     Section 1.7. Transfer of Registration Rights. The rights to cause the Company to register securities granted under Article I may not be assigned without the prior written consent of the Company in each instance, except pursuant to will or the laws of descent and distribution. No transferee, assignee or other person purporting to exercise rights under this Article I who is not a signatory to this Agreement shall be entitled to do so unless and until such person agrees to be bound by the terms of this Article I.

     Section 1.8. "Market Stand Off" Agreement. The Holder hereby agrees that it shall not, to the extent required by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Registrable Securities during the ninety (90) day period following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such agreement shall not apply to Registrable Securities being registered and sold pursuant to such registration statement.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder until the end of such ninety (90) day period.



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                                   ARTICLE II
                                  MISCELLANEOUS

     Section 2.1. Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York.

     Section 2.2. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto. No assignment of this Agreement may be made by either party at any time, without the other party's prior written consent.

     Section 2.3. Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought

     Section 2.4. Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger addressed (a) if to the Company, at 200 Wireless Boulevard, Hauppauge, New York 11788, Attention: General Counsel, or at such other address as the Company shall have furnished to the Holder in writing and (b) if to the Holder, at such address as is set forth on the signature page hereto, or at such other address as the Holder shall have furnished to the Company in writing. Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and postage prepaid as aforesaid.

     Section 2.5. Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to the Company or the Holder upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of the Company or such Holder nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company or any Holder of any breach or default under this Agreement, or any waiver on the part of any such party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Company or the Holder, shall be cumulative and not alternative.


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     Section 2.6. Counterparts.  This Agreement may be executed in any number of counterparts, each of which may be executed by only one of the parties hereto, each of which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.

     Section 2.7. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provisions; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     Section 2.8. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     Section 2.9. Definitions. As used in this Agreement, the following terms have the meanings specified or referred to in this Section 2.9:

     "Agreement" has the meaning specified in the first paragraph of this Agreement.

     "Commission" or "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Company" has the meaning specified in the first paragraph of this Agreement.

     "Form S-1 and Form S-3" shall mean such forms, as currently identified, for registration of securities under the Securities Act, or any substantially similar, equivalent or successor forms under the Securities Act.

     "Holders" shall mean the persons named on the signature page hereof and any permitted transferee of registration rights.

     "Registrable Securities" means Shares which have not been sold to the public, and shares of the Company's Common Stock issued with respect to the Shares upon any stock split, stock dividend, recapitalization, or similar event, which have not been sold to the public, which, in each case, are not eligible for resale in reliance upon Rule 144 under the Securities Act.

     "Registration Expenses" shall mean all expenses incurred by the Company in complying with Article I hereof, including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).


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     "Restricted  Securities"  shall  mean any  share  certificate  representing
Registrable Securities bearing a legend restricting further public distribution thereof.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale and all fees and disbursements of counsel for any holder.

     IN WITNESS WHEREOF, each of the undersigned has caused the foregoing Agreement to be executed by one of its duly authorized officers as of the date first above written.


                              HIRSCH INTERNATIONAL CORP.


                           By:_____________________________
                          Its:_______________________
                              ----------------------------------
                              JIMMY L. YATES



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